Exhibit 10.5

SECOND SUPPLEMENTAL INDENTURE

Second Supplemental Indenture (this “Supplemental Indenture”) dated as of August 4, 2015 among Global Cash Access, Inc., a Delaware corporation (the “Company”) the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company (as successor by merger to Movie Escrow, Inc.) has heretofore executed and delivered to the Trustee the Indenture (the “Indenture”), dated as of December 19, 2014 providing for the issuance of an unlimited aggregate principal amount of 10.00% Senior Unsecured Notes due 2022;

WHEREAS, pursuant to clause (a) of the first paragraph of Section 9.01 of the Indenture, the Company, the Guarantors and the Trustee may amend or supplement the Indenture to cure any ambiguity, defect, mistake, omission or inconsistency; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(a) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(b) Amendment.  Section 3.07(c) of the Indenture is hereby amended to add the phrase “held by the Initial Purchasers” (i) immediately following the phrase “redeem the Notes” and (ii) immediately following the phrase “principal amount of the Notes”

(c)	Agreements.

(1) The Company and each of the Guarantors hereby represents and warrants to and agrees with the Trustee that it has all the requisite corporate, limited liability company or other power and authority to execute, deliver and perform its obligations under this Supplemental Indenture, that this Supplemental Indenture has been duly authorized, executed and delivered; and

(2) Pursuant to Sections 9.06 and 12.04 of the Indenture, the Company and each of the Guarantors will deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Indenture relating to the execution and delivery of this Supplemental Indenture have been complied with.

(d) Governing Law.  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(e) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

(f) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(g) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

(h) Successors. All agreements of the Company and each of the Guarantors in this Supplemental Indenture shall bind its successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

GLOBAL CASH ACCESS INC.

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

GLOBAL CASH ACCESS HOLDINGS, INC.

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

CENTRAL CREDIT, LLC

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

GCA MTL, LLC

By:	/s/ Juliet Lim
	Name:	Juliet Lim
	Title:	EVP Payments, General Counsel

MULTIMEDIA GAMES HOLDING COMPANY, INC.

By:	s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

MULTIMEDIA GAMES, INC.

By:	s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

MGAM TECHNOLOGIES, LLC

By:	s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:	/s/ Chris Niesz
	Name:	Chris Niesz
	Title:	Assistant Vice President

By:	/s/ Kathryn Fischer
	Name:	Kathryn Fischer
	Title:	Assistant Vice President